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                                                                    EXHIBIT 10.6

                     FIRST AMENDMENT TO SETTLEMENT AGREEMENT

         This Amendment (this "Amendment") to the Settlement Agreement dated as of January 5, 2004 (the "Settlement Agreement"), is made and entered into as of the 19th day of February, 2004, by and among Advanced Lighting Technologies, Inc. ("ADLT"), Wayne R. Hellman ("Hellman") and Saratoga Lighting Holdings LLC ("Saratoga"). The above-named persons and entities are sometimes hereinafter collectively referred to as the "Parties" and individually referred to as a "Party." Unless otherwise defined herein, capitalized terms herein shall have the meanings given to those terms in the Settlement Agreement.

                                    RECITALS

         1. On January 8, 2004, the Bankruptcy Court entered an order approving the Settlement Agreement.

         2. Pursuant to the Settlement Agreement, the Hellman Loan Documents (as amended pursuant thereto, the "Amended Hellman Loan Documents") were modified to reduce the amount of the Hellman Loan to $4,144,500 (the "Designated Amount").

         3. The Settlement Agreement also provided that Hellman would partially prepay the Hellman Loan (prior to and independent of determination of the Designated Amount) by, among other things, transferring to ADLT his interest in H&F V, LLC ("H&F V"). This provision of the Settlement Agreement assumed that the value of Hellman's H&F V interest was not included in the calculation of the Designated Amount.

         4. Thereafter, Hellman transferred his H&F V interest to ADLT. At that time, however, the Parties discovered that the value of that interest had in fact been included in the Designated Amount. The expert report prepared by BGL, which was previously approved by the Independent Directors in connection with their investigation of Hellman's personal assets and liabilities, valued Hellman's H&F V interest at $121,000.

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         5.       By including the value of Hellman's H&F V interest in the
Designated Amount, and by also requiring Hellman to partially prepay the Hellman Loan by transferring his H&F V interest to ADLT prior to determination of the Designated Amount, the Designated Amount figure ($4,144,500) in the Settlement Agreement is overstated by $121,000.

         6. To remedy this inconsistency in the Settlement Agreement, the Parties have agreed, subject to Bankruptcy Court approval, to amend the Settlement Agreement and the Amended Hellman Loan Documents as set forth below.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which is acknowledged, the Parties agree as follows:

         1. Incorporation of Recitals. Each of the Parties represents and warrants that each of the above Recitals is true and correct to the best of such Party's knowledge, information and belief, and such Recitals are incorporated herein as part of this Amendment.

         2. Bankruptcy Court Approval. The Parties expressly acknowledge that this Amendment is subject to approval by the Bankruptcy Court, and agree to use their best efforts and good faith to obtain such approval. Pursuant thereto, the Debtors shall file a motion requesting that the Bankruptcy Court approve this Amendment (the "Motion").

         3. Effective Date. The "Effective Date" of this Amendment shall be the eleventh (11th) day after the Bankruptcy Court enters a final, non-appealable order granting the Motion and authorizing ADLT to enter into this Amendment.

         4. Amendment to Settlement Agreement. The Parties agree that the Settlement Agreement is amended to reduce the Designated Amount by $121,000, to $4,023,500, to give Hellman proper credit for the transfer of his H&F V interest to ADLT. Other than this modification, the Settlement Agreement shall remain in full force and effect, and each Party

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expressly acknowledges, agrees and reaffirms the validity and enforceability of the Settlement Agreement.

         5. Amended Loan Agreement. The Parties agree to enter into the Fifth Amendment to Loan Agreement, Secured Promissory Note and Security Agreement (the "Amended Loan Agreement") in substantially the form attached to this Amendment as Exhibit 1. The Amended Loan Agreement shall modify the Amended Hellman Loan Documents by reducing the outstanding amount of the Hellman Loan to the adjusted Designated Amount of $4,023,500. Other than this modification, the Amended Hellman Loan Documents shall remain in full force and effect, and each Party expressly acknowledges, agrees and reaffirms the validity and enforceability of each of the Amended Hellman Loan Documents.

         6. Additional Documents and Acts. Each Party shall execute or procure and deliver to the other Parties such additional documents and shall perform such acts as shall reasonably be necessary to evidence or effectuate the terms of this Amendment.

         7. Headings. The paragraph headings used in this Amendment are for convenience of reference only and do not in any way limit or amplify the terms and provisions hereof.

         8. Complete Agreement. This Amendment, the Settlement Agreement, the Amended Loan Agreement, any additional documents executed in connection with this Amendment and the Amended Hellman Loan Documents constitute a single, integrated written contract that expresses the entire agreement of the Parties with respect to the matters contained herein and supersedes all negotiations, prior discussions and preliminary agreements, either oral or written. Any further amendment to the Parties' agreement shall be effective only if it is in writing, is signed by the Party to be charged or otherwise adversely affected by it, and is approved by a final, non-appealable order of the Bankruptcy Court.

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         9.       Counterpart Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. This Amendment shall constitute a binding, enforceable agreement after all Parties have signed and executed this Amendment and after the Bankruptcy Court has entered a final, non-appealable order approving this Amendment.

         10. Interpretation of Amendment. In interpreting this Amendment, each of the Parties expressly agrees that the Amendment was prepared by all of the Parties jointly, and that no ambiguity shall be resolved against any Party on the basis that it was responsible, or primarily responsible, for having drafted the Amendment. In addition, each of the Parties acknowledges that it did not execute this Amendment under duress and was represented by competent counsel in connection with this Amendment.

         11. Governing Law. This Amendment, and all of the documents and instruments executed and delivered in connection with this Amendment, shall be governed by and construed under the internal laws of the State of Ohio (without regard to conflicts of law rules), except to the extent that a Party may have greater rights or remedies under federal law, in which case the choice of Ohio law shall not deprive the Party of its rights and remedies as may be available under federal law.

         12. Authority to Execute Amendment. Each person or entity executing this Amendment represents that he/she/it is authorized to execute this Amendment. Each person executing this Amendment on behalf of an entity represents that he or she is authorized to execute this Amendment on behalf of such entity.

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         IN WITNESS WHEREOF, the Parties or their duly authorized
representatives have executed this Amendment, consisting of 5 pages (including signature pages).

Advanced Lighting Technologies, Inc.              /s/ Wayne R. Hellman
                                                 --------------------------
                                                 Wayne R. Hellman

By: /s/ Wayne Vespoli
   -----------------------------------------
 Its: Executive Vice President and Treasurer

Saratoga Lighting Holdings, LLC

By: Saratoga Management Company, LLC
as Managing Member

/s/ Christian Oberbeck
--------------------------------------------
Name: Christian Oberbeck

Title: Executive Committee Member

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